                                                                    Exhibit 99.9
                               ABS NEW TRANSACTION


                             FREE WRITING PROSPECTUS


                          $[450,000,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE

                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,

                                 SERIES 2006-AB1

                                   [SURF LOGO]

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                                    U.S. BANK
                                     TRUSTEE

                               JANUARY [19], 2006

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll- free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

COUNTERPARTY
------------------
UNDERWRITER              ML
ISSUER                 SURF
DEPOSITOR              MLMI
SELLER                 MLML
AGGREGATOR
REP PROVIDER
MASTER SERVICER
TRUSTEE             US Bank
MI PROVIDER
MONOLINE
CREDIT MANAGER
FEDERAL TAX STATUS


ORIGINATORS         GROUP (%)   TOTAL (%)
-----------         ---------   ---------
Wilmington              26.42       31.29
MILA                    26.29       28.10
FMF Capital             16.97       12.83
Others (<10% each)


SERVICERS      GROUP (%)   TOTAL (%)
---------      ---------   ---------
Wilshire          100.00      100.00


   FICO          AGG UPB       AGG %
----------     -----------   --------
    < 500
500 - 519
520 - 539
540 - 559
560 - 579
580 - 599
600 - 619
620 - 639       77,813,846     15.79%
640 - 659       72,235,943     14.66%
660 - 679      116,449,053     23.63%
680 - 699       89,566,856     18.18%
700 - 719       49,778,267     10.10%
720 - 739       36,011,334      7.31%
740 - 759       27,938,940      5.67%
760 - 779       13,044,250      2.65%
780 - 799        8,689,556      1.76%
800 plus         1,226,539      0.25%


COLLATERAL INFO             GROUP        TOTAL
---------------           ---------  -------------
Gross WAC                     7.036%         6.965%
WA CLTV                       90.22%         90.70%
CLTV >80%                     77.10%         78.77%
CLTV >90%                     56.61%         57.50%
CLTV >95%                     43.41%         45.91%
LB <$50,000                    0.16%          0.27%
LB $50k - $100k               13.84%          9.91%
LB $100k - $150k              20.73%         13.69%
WA FICO                       678.0          682.0
<560 FICO                      0.00%          0.00%
560 - 600 FICO                 0.00%          0.00%
SF / TH / PUD                 82.80%         84.39%
2-4 Family                    11.73%         10.75%
Condo                          5.43%          4.84%
Manufactured Housing (MH)      0.03%          0.01%
Other                          0.00%          0.00%
Primary                       86.15%         91.27%
Second                         1.31%          1.05%
Investment                    12.54%          7.68%
Full / Alt                    37.79%         31.41%
Stated / Limited              60.70%         66.54%
NINA                           0.66%          1.23%
1st Lien                     100.00%        100.00%
2nd Lien                       0.00%          0.00%
State 1                          IL             CA
%                             11.30%         18.52%
State 2                          CA             IL
%                              9.01%          9.32%
State 3                          MI             NY
%                              6.98%          6.75%
State 4                          FL             FL
%                              5.96%          5.71%
State 5                          WA            MI
%                              4.00%          5.57%
ARM / HYB                     81.19%         77.14%
Fixed                         18.81%         22.86%
Purchase                      37.83%         50.37%
Refi-RT                        5.07%          4.56%
Refi-CO                       57.11%         45.06%
Size                   $230,558,367   $492,754,583
AVG Balance                $156,629       $191,287
Loan Count                    1,472          2,576
Interest Only (IO)            29.47%         36.06%
Negative Amortization          0.00%          0.00%


GWAC        AGG ARM UPB       ARM %      AGG FIX UPB      FIX %
----        -----------      ------      -----------      -----
0 - 4.5         235,101        0.06%
4.5 - 5       1,107,974        0.29%
5 - 5.5       6,466,570        1.70%       2,505,015       2.22%
5.5 - 6      36,610,188        9.63%      11,272,526      10.01%
6 - 6.5      60,019,489       15.79%      30,679,906      27.24%
6.5 - 7     109,971,358       28.93%      32,616,016      28.96%
7 - 7.5      75,709,259       19.92%      19,146,955      17.00%
7.5 - 8      52,179,412       13.73%      11,394,815      10.12%
8 - 8.5      20,688,328        5.44%       2,928,131       2.60%
8.5 - 9      11,811,540        3.11%       1,511,497       1.34%
9 - 9.5       2,751,389        0.72%         325,554       0.29%
9.5 - 10      1,897,899        0.50%         124,724       0.11%
10 - 10.5       672,744        0.18%         128,195       0.11%
10.5 - 11
11 - 11.5
11.5 - 12
12 - 12.5
12.5 - 13
13 - 13.5
13.5 - 14
14 - 14.5
14.5 +

RATINGS
--------
Moody's Rating
S&P Rating
Fitch Rating
DBRS Rating

CREDIT ENHANCEMENT
------------------
Subordination (not including OC)
Prefund OC (%)
Initial Target OC (%)
Stepdown OC (%)
Stepdown Date
Excess Interest (12m Avg, Fwd Libor)

NOTES

All non-dollar amount numbers (excluding loan count) should be formatted as percentages Any 'Group' column refers to the collateral group that backs Freddie's class Any Total' column refers to all collateral in the deal that is crossed with Freddie's (in almost all case, the total pool)

For originators and servicers, the percentages should show what percentage any given servicer or originator is in relation to the others for both Freddie's group and for the total pool. The FICO and GWAC tables should be based on The Total pool.

LB is current loan
balance

For the GWAC table the ARM column should sum to 100% and the Fixed column should sum to 100% (assuming there is ARM and fixed collateral) If a particular field has no data, enter 0% or $0 rather than 'NA' Don't skip buckets (ie. if there there are no loans that fall into the 600-620 FICO bucket, don't leave it out, just enter 0's)

FIXED
FULL DOC                                                    COMBINED LTV
                ----------------------------------------------------------------------------------------------------
                0% - 60%   60.1% - 70%   70.1% - 75%  75.1% - 79%  79.1% - 80%  80.1 - 90%   90.1% - 95%     95.1% +
                -    --    ----    --    ----    --   ----    --   ----    --   ----   --    ----    --      ----
FICO RANGE
Less than 560       0.00%         0.00%         0.00%        0.00%        0.00%       0.00%         0.00%       0.00%
  560 - 599         0.00%         0.00%         0.00%        0.00%        0.00%       0.00%         0.00%       0.00%
  600 - 619         0.00%         0.00%         0.00%        0.00%        0.00%       0.00%         0.00%       0.00%
  620 - 659         0.24%         0.33%         0.42%        0.15%        0.44%       0.07%         0.11%       1.47%
  660 - 699         0.11%         0.31%         0.32%        0.02%        0.08%       1.60%         0.57%       0.86%
  700 - 740         0.10%         0.07%         0.14%        0.00%        0.03%       0.42%         0.10%       0.39%
    740 +           0.25%         0.10%         0.30%        0.00%        0.34%       0.09%         0.17%       0.32%


FIXED
NOT FULL DOC                                                COMBINED LTV
                ----------------------------------------------------------------------------------------------------
                0% - 60%   60.1% - 70%   70.1% - 75%  75.1% - 79%  79.1% - 80%  80.1 - 90%   90.1% - 95%     95.1% +
                -    --    ----    --    ----    --   ----    --   ----    --   ----   --    ----    --      ----
FICO RANGE
Less than 560       0.00%         0.00%         0.00%        0.00%        0.00%       0.00%         0.00%       0.00%
  560 - 599         0.00%         0.00%         0.00%        0.00%        0.00%       0.00%         0.00%       0.00%
  600 - 619         0.00%         0.00%         0.00%        0.00%        0.00%       0.00%         0.00%       0.00%
  620 - 659         0.45%         0.44%         0.31%        0.08%        0.70%       0.00%         0.11%       1.16%
  660 - 699         0.38%         0.56%         0.25%        0.43%        0.24%       2.18%         0.57%       1.34%
  700 - 740         0.24%         0.29%         0.09%        0.01%        0.39%       0.44%         0.37%       0.69%
    740 +           0.18%         0.00%         0.02%        0.00%        0.29%       0.28%         0.08%       0.37%

AMORTIZING ARM
FULL DOC                                                    COMBINED LTV
                ----------------------------------------------------------------------------------------------------
                0% - 60%   60.1% - 70%   70.1% - 75%  75.1% - 79%  79.1% - 80%  80.1 - 90%   90.1% - 95%     95.1% +
                -    --    ----    --    ----    --   ----    --   ----    --   ----   --    ----    --      ----
FICO RANGE
Less than 560       0.00%         0.00%         0.00%        0.00%        0.00%      0.00%          0.00%       0.00%
  560 - 599         0.00%         0.00%         0.00%        0.00%        0.00%      0.00%          0.00%       0.00%
  600 - 619         0.00%         0.00%         0.00%        0.00%        0.00%      0.00%          0.00%       0.00%
  620 - 659         0.14%         0.40%         0.02%        0.31%        0.34%      0.13%          0.12%       2.40%
  660 - 699         0.01%         0.09%         0.16%        0.10%        0.27%      1.42%          1.08%       1.78%
  700 - 740         0.01%         0.04%         0.02%        0.00%        0.10%      0.67%          0.43%       0.97%
    740 +           0.00%         0.00%         0.00%        0.00%        0.02%      0.47%          0.40%       0.49%

AMORTIZING ARM
NOT FULL DOC                                                COMBINED LTV
                ----------------------------------------------------------------------------------------------------
                0% - 60%   60.1% - 70%   70.1% - 75%  75.1% - 79%  79.1% - 80%  80.1 - 90%   90.1% - 95%     95.1% +
                -    --    ----    --    ----    --   ----    --   ----    --   ----   --    ----    --      ----
FICO RANGE
Less than 560       0.00%         0.00%         0.00%         0.00%       0.00%       0.00%         0.00%       0.00%
  560 - 599         0.00%         0.00%         0.00%         0.00%       0.00%       0.00%         0.00%       0.00%
  600 - 619         0.00%         0.00%         0.00%         0.00%       0.00%       0.00%         0.00%       0.00%
  620 - 659         0.34%         0.80%         0.24%         0.18%       1.59%       0.05%         0.64%       7.40%
  660 - 699         0.19%         0.43%         0.22%         0.11%       0.51%       3.91%         1.76%       5.11%
  700 - 740         0.03%         0.05%         0.05%         0.06%       0.42%       1.41%         1.00%       1.88%
    740 +           0.00%         0.01%         0.07%         0.00%       0.21%       0.54%         0.41%       1.45%

NON-AMORTIZING ARM
FULL DOC                                                    COMBINED LTV
                ----------------------------------------------------------------------------------------------------
                0% - 60%   60.1% - 70%   70.1% - 75%  75.1% - 79%  79.1% - 80%  80.1 - 90%   90.1% - 95%     95.1% +
                -    --    ----    --    ----    --   ----    --   ----    --   ----   --    ----    --      ----
FICO RANGE
Less than 560       0.00%         0.00%         0.00%        0.00%        0.00%      0.00%          0.00%       0.00%
  560 - 599         0.00%         0.00%         0.00%        0.00%        0.00%      0.00%          0.00%       0.00%
  600 - 619         0.00%         0.00%         0.00%        0.00%        0.00%      0.00%          0.00%       0.00%
  620 - 659         0.00%         0.15%         0.23%        0.08%        0.28%      0.00%          0.10%       2.03%
  660 - 699         0.03%         0.11%         0.05%        0.00%        0.25%      1.29%          0.55%       1.76%
  700 - 740         0.00%         0.00%         0.00%        0.00%        0.00%      0.57%          0.14%       0.71%
    740 +           0.00%         0.00%         0.00%        0.00%        0.08%      0.29%          0.12%       0.29%

NON-AMORTIZING ARM
NOT FULL DOC                                                COMBINED LTV
               ----------------------------------------------------------------------------------------------------
                0% - 60%   60.1% - 70%   70.1% - 75%  75.1% - 79%  79.1% - 80%  80.1 - 90%   90.1% - 95%     95.1% +
                -    --    ----    --    ----    --   ----    --   ----    --   ----   --    ----    --      ----
FICO RANGE
Less than 560       0.00%         0.00%         0.00%        0.00%        0.00%       0.00%         0.00%       0.00%
  560 - 599         0.00%         0.00%         0.00%        0.00%        0.00%       0.00%         0.00%       0.00%
  600 - 619         0.00%         0.00%         0.00%        0.00%        0.00%       0.00%         0.00%       0.00%
  620 - 659         0.11%         0.40%         0.10%        0.31%        0.49%       0.23%         0.32%       4.04%
  660 - 699         0.07%         0.16%         0.35%        0.04%        0.48%       3.08%         1.33%       5.31%
  700 - 740         0.05%         0.00%         0.11%        0.00%        0.16%       1.50%         0.81%       2.46%
    740 +           0.10%         0.05%         0.15%        0.04%        0.18%       0.62%         0.31%       1.22%


CHECK FOR 0'S
-------------
Total equals 100%     0.00%
GT 80% Match          0.00%
ARM Match             0.00%
IO Match             -2.37%    Fixed Rate IO's
FICO % Match          0.00%


1. We would expect up to six FICO/CLTV grids on every deal, grouped by product and doc type
2. Combined LTV = First Lien + Second + Silent Second
3. Use CLTV for securitized second liens (e.g., 100% CLTV on an 80/20 second lien, not 20%)
4. Approximate loan population fine
5. Each cell would be populated by percentage of pool that shares Freddie Mac sub protection
6. The sum of all six FICO/CLTV grids should sum to 100%

Total


                         %PRINCIPAL
                           BALANCE     GWAC    FICO   LTV     CLTV    PURCH
                         -----------  ------   ----  ------  ------  -------
Fixed Rate First Lien          22.86%  6.807%   683   79.23%  84.26%   24.13%
ARM First Lien                 77.14   7.012    681   83.04   92.61    58.15
TOTAL:                        100.00%  6.965%   682   82.17%  90.70%   50.37%

Group I


                         %PRINCIPAL
                           BALANCE     GWAC    FICO   LTV     CLTV    PURCH
                         -----------  ------   ----  ------  ------  -------
Fixed Rate First Lien         18.81%    7.08%   678   80.14%  85.32%   18.41%
ARM First Lien                81.19    7.026    678   83.12   91.35    42.33
TOTAL:                       100.00%    7.04%   678   82.56%  90.22%   37.83%